Exhibit 10.3

SUPPLEMENTAL INDENTURE NO. 2 (this “Supplemental Indenture”), dated as of February 27, 2013, between Zipcar Vehicle Financing LLC (“ZVF”) and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”) to the Series 2011-1 Supplement, dated as of December 29, 2011 (as amended by Supplemental Indenture No. 1 thereto dated as of February 13, 2012, and as further amended, modified, restated or supplemented from time to time, the “Series 2011-1 Supplement”), between ZVF and the Trustee, to the Amended and Restated Base Indenture, dated as of May 11, 2011, between ZVF and the Trustee (as amended, modified or supplemented as of the date hereof, exclusive of Series Supplements, the “Base Indenture”).

WITNESSETH:

WHEREAS, ZVF and the Trustee wish to amend the Series 2011-1 Supplement to modify certain definitions therein, and to add certain definitions thereto, as herein set forth;

WHEREAS, Sections 12.2 and 12.3 of the Base Indenture and Section 6.8 of the Series 2011-1 Supplement permit ZVF and the Trustee to effect certain amendments to the Series 2011-1 Supplement, subject to the conditions set forth therein;

WHEREAS, each Series 2011-1 Noteholder, each Conduit Investor and each Committed Note Purchaser wishes to consent to the terms hereof;

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

AGREEMENTS

1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Base Indenture or, if not defined therein, the Series 2011-1 Supplement.

2. Consent. By agreeing, acknowledging and consenting to this Supplemental Indenture by their signatures below, each Series 2011-1 Noteholder, each Conduit Investor and each Committed Note Purchaser hereby consents to the amendments effected by this Supplemental Indenture.

3. Amendments to the Series 2011-1 Supplement.

(a) The following defined terms shall be added to Article I of the Series 2011-1 Supplement in alphabetical order:

“Avis” means Avis Budget Group, Inc., a Delaware corporation.

“Avis Merger” means the merger of Millennium with and into Zipcar as contemplated by that certain Agreement and Plan of Merger dated as of December 31, 2012 by and among Zipcar, Avis and Millennium.

“Millennium” means Millennium Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Avis.

“Term Transaction” means the issuance and sale of term asset-backed securities in an initial outstanding principal amount of $100,000,000 or more by ZVF as contemplated by (i) that certain Engagement Letter between Barclays Capital Inc. and Zipcar, dated as of November 26, 2012 and (ii) that certain Engagement Letter between Credit Agricole Securities (USA) Inc. and Zipcar, dated as of December 6, 2012.

(b) The defined term “Change of Control,” appearing in Article I, clause (b) of the Series 2011-1 Supplement, is hereby deleted in its entirety and replaced with the following defined term:

“ “Change of Control” means the occurrence of any of the following events: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), shall be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares of Voting Stock having more than 35% of the total voting power of all the Voting Stock of Zipcar (for the purposes of this clause, such person or group shall be deemed to beneficially own any Voting Stock of Zipcar held by a parent entity, if such person or group “beneficially owns” (as defined above), directly or indirectly, more than 35% of the voting power of the Voting Stock of such parent entity); (b) the Continuing Directors shall cease to constitute a majority of the members of the Board of Directors of Zipcar, (c) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of Zipcar to any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) or (d) Zipcar shall cease to own directly 100% of the Capital Stock (including, without limitation, the Voting Stock) of ZVF; provided, however, that, notwithstanding the foregoing, the Avis Merger and any transactions directly related thereto or contemplated thereby shall not constitute a “Change of Control”.”

(c) The defined term “Series 2011-1 Expected Final Payment Date,” appearing in Article I, clause (b) of the Series 2011-1 Supplement, is hereby deleted in its entirety and replaced with the following defined term:

“ “Series 2011-1 Expected Final Payment Date” means the Payment Date occurring in the twenty-fourth calendar month after the calendar month in which the Series 2011-1 Revolving Period ends; provided, however, that if neither (i) the Avis Merger nor (ii) the Term Transaction has been completed on or prior to December 31, 2013, then the Series 2011-1 Expected Final Payment Date shall mean the March 2014 Payment Date.”

(d) The defined term “Series 2011-1 Maximum Ford Amount,” appearing in Article I, clause (b) of the Series 2011-1 Supplement, is hereby deleted in its entirety and replaced with the following defined term:

“ “Series 2011-1 Maximum Ford Amount” means, as of any date of determination, an amount equal to 30% of the Adjusted Aggregate Asset Amount on such date.”

(e) The defined term “Series 2011-1 Maximum Nissan/Infiniti Amount,” appearing in Article I, clause (b) of the Series 2011-1 Supplement, is hereby deleted in its entirety and replaced with the following defined term:

“ “Series 2011-1 Maximum Nissan/Infiniti Amount” means, as of any date of determination, an amount equal to 30% of the Adjusted Aggregate Asset Amount on such date.”

4. Effectiveness. This Supplemental Indenture shall be effective upon delivery of executed signature pages by all parties hereto and satisfaction of the conditions set forth in Section 12.3 of the Base Indenture and Section 6.8 of the Series 2011-1 Supplement.

5. Reference to and Effect on the Series 2011-1 Supplement; Ratification.

(a) Except as specifically amended above, the Series 2011-1 Supplement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(b) The execution, delivery and effectiveness of this Supplemental Indenture shall not operate as a waiver of any right, power or remedy of any party hereto under the Series 2011-1 Supplement, or constitute a waiver of any provision of any other agreement.

(c) Upon the effectiveness hereof, each reference in the Series 2011-1 Supplement to “Series Supplement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Series 2011-1 Supplement, and each reference in any other Related Document to “Series 2011-1 Supplement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Series 2011-1 Supplement, shall mean and be a reference to the Series 2011-1 Supplement as amended hereby.

6. Counterparts; Facsimile Signature. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Supplemental Indenture containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.

7. Governing Law. THIS SUPPLEMENTAL INDENTURE, AND ALL MATTERS ARISING OUT OF OR RELATING HERETO IN ANY WAY WHATSOEVER (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Headings. The descriptive headings of the various sections of this Supplemental Indenture are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.

9. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Supplemental Indenture. Whenever possible each provision of this Supplemental Indenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplemental Indenture shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplemental Indenture.

10. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

11. Liability. The Trustee shall not be responsible for the validity or sufficiency of this Supplemental Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC,

By:	/s/ Edward G. Goldfinger
Name:	Edward G. Goldfinger
Title:	Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Name:
Title:

By:
Name:
Title:

[Supplemental Indenture No. 2 (Series 2011-1)]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

ZIPCAR VEHICLE FINANCING LLC,

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	/s/ IRENE SIEGEL
Name:	IRENE SIEGEL
Title:	VICE PRESIDENT

By:	/s/ EILEEN M HUGHES
Name:	EILEEN M HUGHES
Title:	DIRECTOR

[Supplemental Indenture No. 2 (Series 2011-1)]

AGREED, ACKNOWLEDGED AND CONSENTED:

BARCLAYS BANK PLC, as a Funding Agent

By:	/s/ Cory Wishengrad
	Name:	Cory Wishengrad
	Title:	Managing Director

SHEFFIELD RECEIVABLES CORPORATION, as a Committed Note Purchaser and as a Conduit Investor

By:	BARCLAYS BANK PLC, its Attorney-in-Fact

By:	/s/ Janette Lieu
	Name:	Janette Lieu
	Title:	Director

[Supplemental Indenture No. 2 (Series 2011-1)]